Exhibit 99.1   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference Aug. 5, 2016, at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. Cellular reports second quarter 2016 results

Record low postpaid churn of 1.20%; guidance reaffirmed

CHICAGO, (Aug. 5, 2016) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $980 million for the second quarter of 2016, versus $976 million for the same period one year ago. Net income attributable to U.S. Cellular shareholders and related diluted earnings per share were $27 million and $0.32, respectively, for the second quarter of 2016, compared to $19 million and $0.23, respectively, in the same period one year ago.

“We had another encouraging quarter of continued progress toward achieving our strategic objectives in 2016,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “We continued to grow our customer base by providing products and services priced to offer the best value in the industry.

“Our customer loyalty remained strong, reflected by the lowest levels of churn we have ever experienced and increasingly higher customer engagement scores. This demonstrates our unwavering focus to providing outstanding service at every point of the customer interaction, especially in our network quality. Our customers appreciate that U.S. Cellular’s network coverage reaches to “the middle of anywhere”.

“We continue to invest in our high-quality network. We are pleased to report that our Voice over LTE (VoLTE) buildout is on schedule as our network team is working toward our first commercial deployment of VoLTE early next year, bringing benefits such as simultaneous voice and data sessions as well as additional opportunities for data roaming.”

2016 Estimated Results

U.S. Cellular’s current estimates of full-year 2016 results, which are unchanged from the previous estimates, are shown below.  Such estimates represent management’s view as of August 5, 2016.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2016 Estimated Results
	Current		Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,100		Unchanged
Operating cash flow (1)	$525-$650		Unchanged
Adjusted EBITDA (1)	$725-$850		Unchanged
Capital expenditures	Approx. $	500	Unchanged

The following table provides a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the three months ended June 30, 2016 and year ended December 31, 2015.  In providing 2016 estimated results, U.S. Cellular has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, U.S. Cellular believes that the impact of income taxes cannot be reasonably predicted; therefore, U.S. Cellular is unable to provide such guidance.

		Actual Results
	2016 Estimated Results	Six Months Ended June 30, 2016	Year Ended December 31, 2015*
(Dollars in millions)
Net income (GAAP)	N/A	$37	$247
Add back:
Income tax expense (benefit)	N/A	23	156
Income (loss) before income taxes
(GAAP)	$(5)-120	$60	$404
Add back:
Interest expense	110	56	86
Depreciation, amortization and
accretion expense	610	307	606
EBITDA (Non-GAAP)	$715-840	$423	$1,096
Add back (deduct):
(Gain) loss on sale of business and
other exit costs, net	–	–	(114)
(Gain) loss on license sales and
exchanges, net	(10)	(9)	(147)
(Gain) loss on assets disposals, net	20	10	16
Adjusted EBITDA (Non-GAAP) (1)	$725-850	$424	$852
Deduct:
Equity in earnings of unconsolidated
entities	140	72	140
Interest and dividend income	60	27	37
Operating cash flow (Non-GAAP) (1)(2)	$525-650	$325	$675

* Includes $58 million of revenue related to termination of the rewards points program.
Note: Totals may not foot due to rounding differences.

  Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) is defined as net income adjusted for the items set forth in the reconciliation above.  Operating cash flow is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Operating cash flow are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to Net incomes, as indicators of cash flows or as measure of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Operating cash flow as measurements of profitability, and therefore reconciliations to applicable GAAP income measures are deemed most appropriate.  Management believes Adjusted EBITDA and Operating cash flow are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented below as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, while Operating cash flow reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Operating cash flow to the corresponding GAAP measure, Net income or Income (loss) before incomes taxes.
  A reconciliation of Operating cash flow (Non-GAAP) to Operating income (GAAP) for June 30, 2016 actual results can be found on the company's website at investors.uscellular.com.

Conference Call Information

U.S. Cellular will hold a conference call on August 5, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentation page of investors.uscellular.com or at  https://www.webcaster4.com/Webcast/Page/1145/16520.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5 million connections in 23 states. The Chicago-based company had 6,400 full- and part-time associates as of June 30, 2016. At the end of the second quarter of 2016, Telephone and Data Systems, Inc. owned 83 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Senior Vice President, Corporate Relations and Corporate Secretary of TDS

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Investor Relations Director of TDS

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:  All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute U.S. Cellular’s business strategy; uncertainties in U.S. Cellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about U.S. Cellular, visit:

U.S. Cellular: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Retail Connections
Postpaid
	Total at end of period	4,490,000	4,454,000	4,409,000	4,341,000	4,324,000
	Gross additions	197,000	215,000	240,000	200,000	191,000
	Feature phones	8,000	9,000	10,000	14,000	15,000
	Smartphones	107,000	124,000	132,000	119,000	115,000
	Connected devices	82,000	82,000	98,000	67,000	61,000
	Net additions (losses)	36,000	45,000	68,000	17,000	17,000
	Feature phones	(21,000)	(25,000)	(25,000)	(28,000)	(26,000)
	Smartphones	8,000	20,000	23,000	6,000	7,000
	Connected devices	49,000	50,000	70,000	39,000	36,000
	ARPU (1)(8)	$47.37	$48.13	$51.46	$58.12	$53.62
	ABPU (Non-GAAP)*(2)(8)	$56.09	$56.06	$58.57	$63.88	$58.06
	ARPA (3)(8)	$124.91	$125.36	$131.96	$147.00	$133.85
	ABPA (Non-GAAP)*(4)(8)	$147.90	$145.99	$150.19	$161.57	$144.94
	Churn rate (5)	1.20%	1.28%	1.31%	1.41%	1.34%
	Handsets	1.10%	1.18%	1.23%	1.33%	1.26%
	Connected devices	1.84%	2.01%	1.95%	2.20%	2.13%
	Smartphone penetration (6)	77%	75%	74%	72%	69%
Prepaid
	Total at end of period	413,000	399,000	387,000	380,000	368,000
	Gross additions	73,000	75,000	69,000	71,000	65,000
	Net additions (losses)	14,000	12,000	7,000	12,000	8,000
	ARPU (1)	$34.58	$35.51	$35.54	$35.64	$35.98
	Churn rate (5)	4.86%	5.37%	5.40%	5.24%	5.22%
Total connections at end of period (9)		4,973,000	4,926,000	4,876,000	4,807,000	4,779,000
Smartphones sold as a percent of total
handsets sold		91%	92%	91%	87%	87%
Market penetration at end of period
Consolidated operating population		31,994,000	31,994,000	31,967,000	31,814,000	31,814,000
Consolidated operating penetration (7)		16%	15%	15%	15%	15%
Capital expenditures (millions)		$93	$79	$198	$135	$134
Total cell sites in service		6,324	6,306	6,297	6,246	6,223
Owned towers		3,988	3,989	3,978	3,957	3,940

*	See Non-GAAP reconciliation at end.

(1)

Average Revenue Per User (“ARPU”) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (“ABPU”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.

(3)	Average Revenue Per Account (“ARPA”) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.

(5)	Churn metrics represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)

Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding connected devices. Smartphone penetration is calculated by dividing postpaid smartphone connections by postpaid handset connections.

(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.
(8)	The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the termination of the rewards program.
(9)	Includes reseller and other connections.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended June 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$762	$824	$(62)	(8)%
Equipment sales	218	152	66	44%
Total operating revenues	980	976	4	-

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	193	196	(3)	(2)%
Cost of equipment sold	262	254	8	3%
Selling, general and administrative	357	364	(7)	(1)%
Depreciation, amortization and accretion	154	151	3	2%
(Gain) loss on asset disposals, net	5	5	–	(12)%
(Gain) loss on sale of business and other exit costs, net	–	(2)	2	N/M
(Gain) loss on license sales and exchanges, net	(9)	–	(9)	>(100)%
Total operating expenses	962	968	(6)	(1)%

Operating income	18	8	10	>100%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	37	36	1	4%
Interest and dividend income	14	9	5	52%
Interest expense	(28)	(20)	(8)	(40)%
Other, net	(1)	–	(1)	10%
Total investment and other income	22	25	(3)	(9)%

Income before income taxes	40	33	7	21%
Income tax expense	13	13	–	(3)%
Net income	27	20	7	37%
Less: Net income attributable to noncontrolling interests, net of tax	–	1	(1)	>(100)%
Net income attributable to U.S. Cellular shareholders	$27	$19	$8	42%

Basic weighted average shares outstanding	85	84	1	1%
Basic earnings per share attributable to U.S. Cellular shareholders	$0.32	$0.23	$0.09	41%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.32	$0.23	$0.09	41%

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Six Months Ended June 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$1,521	$1,653	$(132)	(8)%
Equipment sales	417	288	129	45%
Total operating revenues	1,938	1,941	(3)	-

Operating expenses
System operations (excluding Depreciation, amortization
and accretion reported below)	376	387	(11)	(3)%
Cost of equipment sold	518	492	26	5%
Selling, general and administrative	719	731	(12)	(2)%
Depreciation, amortization and accretion	307	298	9	3%
(Gain) loss on asset disposals, net	10	10	–	2%
(Gain) loss on sale of business and other exit costs, net	–	(113)	113	100%
(Gain) loss on license sales and exchanges, net	(9)	(123)	114	93%
Total operating expenses	1,921	1,682	239	14%

Operating income	17	259	(242)	(93)%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	72	70	2	3%
Interest and dividend income	27	17	10	63%
Interest expense	(56)	(40)	(16)	(40)%
Other, net	–	–	–	28%
Total investment and other income	43	47	(4)	(8)%

Income before income taxes	60	306	(246)	(80)%
Income tax expense	23	121	(98)	(81)%
Net income	37	185	(148)	(80)%
Less: Net income attributable to noncontrolling interests, net of tax	1	6	(5)	(92)%
Net income attributable to U.S. Cellular shareholders	$36	$179	$(143)	(80)%

Basic weighted average shares outstanding	85	84	1	1%
Basic earnings per share attributable to
U.S. Cellular shareholders	$0.43	$2.13	$(1.70)	(80)%

Diluted weighted average shares outstanding	85	85	–	-
Diluted earnings per share attributable to
U.S. Cellular shareholders	$0.43	$2.11	$(1.68)	(80)%

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)

	Six Months Ended June 30,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income	$37	$185
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	307	298
Bad debts expense	44	52
Stock-based compensation expense	12	12
Deferred income taxes, net	7	(17)
Equity in earnings of unconsolidated entities	(72)	(70)
Distributions from unconsolidated entities	30	27
(Gain) loss on asset disposals, net	10	10
(Gain) loss on sale of business and other exit costs, net	–	(113)
(Gain) loss on license sales and exchanges, net	(9)	(123)
Noncash interest expense	1	1
Other operating activities	(2)	–
Changes in assets and liabilities from operations
Accounts receivable	9	5
Equipment installment plans receivable	(94)	(65)
Inventory	(27)	132
Accounts payable	35	25
Customer deposits and deferred revenues	(18)	(7)
Accrued taxes	41	139
Accrued interest	(1)	–
Other assets and liabilities	(49)	(68)
Net cash provided by operating activities	261	423

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(177)	(259)
Cash paid for acquisitions and licenses	(46)	(280)
Cash received from divestitures and exchanges	17	282
Federal Communications Commission deposit	(143)	–
Other investing activities	(1)	1
Net cash used in investing activities	(350)	(256)

Cash flows from financing activities
Repayment of long-term debt	(6)	–
Common shares reissued for benefit plans, net of tax payments	3	(2)
Common shares repurchased	(2)	(2)
Payment of debt issuance costs	(2)	(3)
Acquisition of assets in common control transaction	–	(2)
Distributions to noncontrolling interests	(1)	(6)
Other financing activities	3	(2)
Net cash used in financing activities	(5)	(17)

Net increase (decrease) in cash and cash equivalents	(94)	150

Cash and cash equivalents
Beginning of period	715	212
End of period	$621	$362

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	June 30,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$621	$715
Accounts receivable from customers and others, net	680	672
Inventory, net	176	149
Prepaid expenses	86	81
Other current assets	22	55
Total current assets	1,585	1,672

Assets held for sale	23	–

Licenses	1,854	1,834
Goodwill	370	370
Investments in unconsolidated entities	407	363

Property, plant and equipment
In service and under construction	7,605	7,669
Less: Accumulated depreciation	5,095	5,020
Property, plant and equipment, net	2,510	2,649

Other assets and deferred charges	342	172

Total assets	$7,091	$7,060

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2016	2015
(Dollars in millions)
Current liabilities
Current portion of long-term debt	$11	$11
Accounts payable
Affiliated	16	10
Trade	294	275
Customer deposits and deferred revenues	231	251
Accrued taxes	35	28
Accrued compensation	52	68
Other current liabilities	80	105
Total current liabilities	719	748

Deferred liabilities and credits
Deferred income tax liability, net	827	821
Other deferred liabilities and credits	300	290

Long-term debt	1,623	1,629

Noncontrolling interests with redemption features	1	1

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88	88
Additional paid-in capital	1,510	1,497
Treasury shares	(137)	(157)
Retained earnings	2,150	2,133
Total U.S. Cellular shareholders' equity	3,611	3,561

Noncontrolling interests	10	10

Total equity	3,621	3,571

Total liabilities and equity	$7,091	$7,060

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow and Adjusted Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
(Dollars in millions)
Cash flows from operating activities (GAAP)	$98	$168	$261	$423
Less: Cash used for additions to property, plant and equipment	75	143	177	259
Free cash flow	23	25	84	164
Add: Sprint Cost Reimbursement	2	7	4	23
Adjusted free cash flow (Non-GAAP) (1)	$25	$32	$88	$187

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash paid for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment revenues received from customers.

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$636	$694	$1,275	$1,401
Average number of postpaid connections	4.48	4.31	4.45	4.31
Number of months in period	3	3	6	6
Postpaid ARPU (GAAP metric)	$47.37	$53.62	$47.76	$54.24

Calculation of Postpaid ABPU
Postpaid service revenues	$636	$694	$1,275	$1,401
Equipment installment plan billings	118	58	223	104
Total billings to postpaid connections	$754	$752	$1,498	$1,505
Average number of postpaid connections	4.48	4.31	4.45	4.31
Number of months in period	3	3	6	6
Postpaid ABPU (Non-GAAP metric)	$56.09	$58.06	$56.08	$58.28

Calculation of Postpaid ARPA
Postpaid service revenues	$636	$694	$1,275	$1,401
Average number of postpaid accounts	1.70	1.73	1.70	1.74
Number of months in period	3	3	6	6
Postpaid ARPA (GAAP metric)	$124.91	$133.85	$125.13	$134.39

Calculation of Postpaid ABPA
Postpaid service revenues	$636	$694	$1,275	$1,401
Equipment installment plan billings	118	58	223	104
Total billings to postpaid accounts	$754	$752	$1,498	$1,505
Average number of postpaid accounts	1.70	1.73	1.70	1.74
Number of months in period	3	3	6	6
Postpaid ABPA (Non-GAAP metric)	$147.90	$144.94	$146.95	$144.40